UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2018

State Bank Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

001-35139	27-1744232
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 1900
Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

(404) 475-6599
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.07.  Submission of Matters to Vote of Security Holders

State Bank Financial Corporation held its Annual Meeting of Shareholders on Wednesday, May 23, 2018 in Atlanta, Georgia. We asked our shareholders to vote on the following three proposals:

•	to elect 12 directors to serve a one-year term;

•	to conduct a non-binding advisory vote on the compensation of our named executive officers (the “say on pay vote”); and

•	to ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for 2018.

Following is a tabulation of the votes with respect to each proposal.

Election of Directors

The following directors were elected with the following votes to serve until the 2019 annual meeting of shareholders or until their respective successors are duly elected and qualified.

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
James R. Balkcom, Jr.	31,998,974	15,013	13,861	4,089,850
Archie L. Bransford, Jr.	32,011,204	2,783	13,861	4,089,850
Kim M. Childers	31,912,797	103,506	11,545	4,089,850
Ann Q. Curry	32,010,910	4,393	12,545	4,089,850
Joseph W. Evans	31,954,949	60,088	12,811	4,089,850
Virginia A. Hepner	32,001,210	15,093	11,545	4,089,850
John D. Houser	31,850,833	151,504	25,511	4,089,850
Anne H. Kaiser	31,999,190	4,413	24,245	4,089,850
William D. McKnight	32,000,651	1,423	25,774	4,089,850
Asif Ramji	31,988,907	12,380	26,561	4,089,850
G. Scott Uzzell	31,998,291	2,783	26,774	4,089,850
J. Thomas Wiley, Jr.	32,013,410	1,414	13,024	4,089,850

 Say on Pay

The compensation of our named executive officers was approved with the following non-binding votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,468,862	368,694	190,292	4,089,850

Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for 2018 was approved with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,741,082	177,073	199,543	—

Item 8.01.  Other Events

On May 23, 2018, the Board of Directors of State Bank Financial Corporation declared a quarterly dividend of $.20 per common share to be paid on June 12, 2018 to the common stock shareholders of record as of June 4, 2018. A copy of the press release announcing the cash dividend is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release issued by State Bank Financial Corporation on May 23, 2018 regarding the announcement of a cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE BANK FINANCIAL CORPORATION

Dated: May 25, 2018	By:	/s/ Sheila E. Ray
Sheila E. Ray
Chief Financial Officer and Chief Operating Officer